Q1 2016 Earnings Slides May 9, 2016

2 Forward Looking Statements, Non-GAAP Financial Measures and Trademarks, Service Marks, and Prior Period Revisions Forward-Looking Statements We have made forward-looking statements in this presentation that are subject to risks and uncertainties. Forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, are subject to the “safe harbor” created by those sections. The forward-looking statements in this presentation are based on our management’s beliefs and assumptions and on information currently available to our management. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “aspires,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will” or “would” or the negative of these terms and similar expressions intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, which may cause our actual results, performance, time frames or achievements to be materially different from any future results, performance, time frames or achievements expressed or implied by the forward-looking statements. We discuss many of these risks, uncertainties and other factors in greater detail under the heading “Risk Factors” in our Form 10-K for the year ended December 31, 2015 and may add additional risks in our future filings with the Securities and Exchange Commission, including in our Form 10-Q for the quarter ended March 31, 2016. We believe it is important to communicate our expectations to our investors. However, there may be events in the future that we are not able to predict accurately or over which we have no control. Given these risks, uncertainties and other factors, you should not place undue reliance on these forward-looking statements. Also, these forward-looking statements represent our estimates and assumptions only as of May 9, 2016 (the date on which we publicly presented this presentation). You should read this document completely along with our earnings press release and the Form 10-Q for the period ended March 31, 2016, which will be filed with the Securities and Exchange Commission no later than May 10, 2016, and with the understanding that our actual future results may be materially different from what we expect. We hereby qualify our forward-looking statements by these cautionary statements. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures, including Adjusted EBITDA, Non-GAAP EPS, Adjusted Free Cash Flow, Return on Capital, and constant currency revenue growth. We believe that those metrics may be useful to investors as a measure of comparative operating performance between time periods and among companies, however these measures should be considered only as a supplement to, and not as a substitute for or as a superior measure to, financial measures prepared in accordance with GAAP, nor should they be considered in isolation or as an alternative to such GAAP measures. In addition, we note that other companies may calculate similar non-GAAP measures differently, limiting their usefulness as a comparative measure. This presentation contains reconciliations of the non-GAAP financial measures used to the most comparable GAAP financial measures. Trademarks and Service Marks Rackspace®, and Fanatical Support® are service marks of Rackspace US, Inc. registered in the United States and other countries. OpenStack® is either a registered trademark or trademark of OpenStack, LLC in the United States and/or other countries. Other trademarks and tradenames appearing in this report are the property of their respective holders. We do not intend our use or display of other companies’ tradenames, trademarks, or service marks to imply a relationship with, or endorsement or sponsorship of us by, these other companies. Revision of Prior Period Financial Statements During the first quarter of 2016, we discovered an error in the reporting of the expense associated with certain software licenses for the period from July 2013 through December 2015, which resulted in a reduction to net income (net of the related income tax impact), of $1.4 million, $3.2 million, and $3.8 million in the years ended December 31, 2013, 2014, and 2015, respectively. The amount of the error in any prior period was not material. Accordingly, we have retrospectively revised our financial statements to reflect this immaterial correction for these prior periods.

3 Continued Growth, Consistent Profitability, Decreasing CapEx Intensity, and Increasing Adjusted FCF $301 $362 $421 $480 $518 Q1 2012 Q1 2013 Q1 2014 Q1 2015 Q1 2016 Quarterly Revenue ($M) $101 $125 $138 $160 $179 Q1 2012 Q1 2013 Q1 2014 Q1 2015 Q1 2016 Adjusted EBITDA1 ($M) 27.3% 34.6% 23.9% 18.8% 15.2% Q1 2012 Q1 2013 Q1 2014 Q1 2015 Q1 2016 Capital Expenditures (% of Revenue) $17 -$1 $39 $66 $94 Q1 2016 Adjusted FCF1 ($M) 1. Reference the Appendix for reconciliation of non-GAAP financial measures Q1 2012 Q1 2015 Q1 2013 Q1 2014

4 33.3% 34.5% Q1 15 Q1 16 Summary Q1 Financials • GAAP Revenue of $518M • Normalized growth1 of 9.9% YoY • Normalized growth1 of 0.7% QoQ • Adjusted EBITDA margin2 of 34.5% • 120 bps higher YoY • GAAP EPS of $0.37 • Non-GAAP EPS2 of $0.34 • 19% higher YoY • CapEx as % of revenue 15.2% • Adjusted Free Cash Flow2 of $94M Revenue ($M) Adjusted EBITDA Margin2 1. Normalized growth excludes the impact of the Jungle Disk divestiture and FX headwinds. Reference the Appendix for reconciliation of non- GAAP financial measures 2. Reference the appendix for reconciliation of non-GAAP financial measures $6 FX headwind $480 $518 Q1 15 Q1 16 $524 $3 Jungle Disk Contribution 1

5 Q1 2016 and Recent Events Update • Strong demand for our AWS and Microsoft Cloud offerings • Exclusive partnership with Cloud Technology Partners creates an end-to- end solution for enterprise cloud transformation • Launched OpenStack Everywhere to accelerate private cloud adoption • Ranked by Forbes magazine as one of America’s Best Employers (#5 among tech companies)

6 Fanatical Support® for AWS Gaining Traction • Actively marketing at AWS Summit events • Signed 187 customers since launch • Balanced mix of new and installed base customers • Increased adoption in the installed base • Large majority of installed base customers who sign up bring incremental workloads • >60% of customers selected Aviator, our highest service level • >40% of customers are International • >260 technical certifications and >1,350 accreditations Note: AWS data presented here is valid as of 30 April 2016 unless noted otherwise 100 187 Jan month-end Apr month-end AWS Customers Signed FEATURED CUSTOMER

7 Increasing Momentum for Microsoft Cloud Offerings 89 178 Jan month-end Apr month-end Microsoft Customers Signed Note: Microsoft Cloud data presented here is valid as of 30 April 2016 unless noted otherwise • Signed 178 Microsoft Cloud customers since launch • Significant demand for large Microsoft Private Cloud deployments • Customer mix skewed towards large enterprises using both public and private clouds • New customers include two of the world’s largest consulting companies and a global aerospace leader • Refresh of our Fanatical Support® for Azure offering in May • New customers include one of the world’s biggest retail companies and a global giant in commodity distribution

8 Exclusive Partnership Between Rackspace and Cloud Technology Partners • Cloud Technology Partners (CTP) • Boston-based cloud transformation specialist • Strategy, design, build, and migration services delivered in professional services model • 5 years old, revenue growing at a significant rate • Premier Consulting Partner with AWS and GCP • Growing Microsoft Azure practice • Significant influence with Enterprise customers • >300 Enterprise customers • Rackspace invested in CTP’s Series C funding and placed a representative on the CTP Board of Directors

9 Strategy & Design Build and/or Migrate Manage & Optimize Old Model Not Specialized For Cloud Current Options Are Incomplete Application Professional Services Managed Service Provider Our Model: Integrated Lifecycle Full Service IT Outsourcer (Non-Cloud Specialist) Rackspace CTP Cloud Strategist Migration Provider Rackspace + Cloud Technology Partners: Offering Enterprises an End-to-end Solution for Cloud Transformation

OpenStack Everywhere Will Accelerate Enterprise Private Cloud Adoption

- **OpenStack Private Cloud**
  - High double digits revenue growth YoY
  - Record bookings in Q1
  - Strong pipeline growth
- **Launch of OpenStack Everywhere**
  - Helps accelerate enterprise adoption of OpenStack private clouds
  - Customers can deploy a managed private cloud in any Rackspace data center, customer data center, or colocation facility around the world
  - Proactive 24x7x365 monitoring and management via remote login
  - Backed by 99.99% uptime SLAs

openstack®

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11 Looking Ahead • 2016 Key Focus Areas • Optimizing mature parts of our business and increasing cost savings • Investing in high growth areas and expanding our position as the #1 managed cloud provider • Increasing Adjusted Free Cash Flow1 • Returning cash to shareholders through share buyback • 2016 Outlook Unchanged • Normalized revenue growth of 6%-10% YoY2 • Adjusted EBITDA margin1 of 33% - 35% • 20% - 22% annual capital expenditure as a percentage of revenue 1. Reference the Appendix for reconciliation of non-GAAP financial measures 2. Normalized for currency movements and Jungle Disk divestiture

12 Financial and Operational Information

13 Summary Financial Results Q 1 2 01 6 Q 1 2 01 5 Q 4 2 01 5 A C T U A L S G U I D A N C E 1 A C T U A L S A C T U A L S R E V E N U E $518M $517M-$521M $480M $523M YoY Growth 7.9% 7.6%-8.5% 14.1% 10.7% YoY Growth (Normalized) 2 9.9% 9.2%-10.2% 16.6% 12.0% QoQ Growth -0.9% N/A 1.6% 2.8% QoQ Growth (Normalized) 2 0.7% 0.5%-1.4% 2.8% 3.2% Adjusted EBITDA Margin2 34.5% 33.0% - 35.0% 33.3% 34.8% Tax Rate 32.1% N/A 32.2% 42.6% GAAP Diluted EPS $0.37 N/A $0.19 $0.23 Non-GAAP Diluted EPS2 $0.34 N/A $0.28 $0.31 Capital Expenditure as % of Revenue 15.2% N/A 18.8% 18.5% Adjusted FCF2 $94M N/A $66M $83M Return on Assets 9.7% N/A 6.7% 6.6% Return On Capital2 14.4% N/A 12.3% 12.6% 1. Q1 16 guidance provided on 16 Feb. 2016 2. Reference the Appendix for reconciliation of non-GAAP financial measures

Jungle Disk Asset Divestiture

- Asset divested in order to increase product focus
- 2015 revenue contribution
  - $12M in 2015 (~$3M/quarter)
- Q1 2016 gain on asset divestiture accounting
  - Gain on asset divestiture of ~$24M
  - Positive GAAP EPS impact of $0.12
  - Gain on asset divestiture is excluded from non-GAAP metrics
    - Adj. EBITDA, Non-GAAP EPS, Adj. FCF, ROC
  - ~$24M net contribution to balance sheet cash

JUNGLE DISK

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15 Leverage and Buyback Update LEVERAGE CALCULATION Credit facility $0M Senior Notes $500M Capital Leases $1M LTM Adj. EBITDA1 (Q1 16) $697M Gross Leverage 0.72x Equity Raised/Returned in $M Since 2008 IPO Raised (IPO & Employee Stock Purchases) $342M Returned to Shareholders $635M • Current Leverage • 0.72x LTM Adj. EBITDA1 excluding off-balance sheet liabilities, close to target leverage of 0.75x • Buyback • $500M commitment within 6-9 months of Q2 15 earnings call2 • $435M purchased as of 31 Mar. 2016 (through open market & 10b5-1 plan purchases) • Overall buyback program runs through mid-2017; up to $500M additional capacity after current $500M commitment is completed 1. Reference the Appendix for reconciliation of non-GAAP financial measures 2. 10 Aug. 2015

Pre-OpenStack Public Cloud Customer Migration Update

- **Server decommissioning**
  - ~1,600 servers decommissioned due to legacy public cloud migration to OpenStack public cloud
  - Majority of servers used for >3 years
  - Expect continued migration and improved server utilization over 2016 and early 2017
- **Normalized average revenue per server up ~2% QoQ**
  - Adjusted for revenue headwind from FX and Jungle Disk divestiture



Normalized Average Revenue per Server[1]
$1,472
$8 Jungle Disk impact
$1,488
$16 FX headwind
$1,472
Q4 2015
Q1 2016

1. Reference the Appendix for reconciliation of non-GAAP financial measures

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17 Guidance for Q2 16 Q2 16 Guidance Revenue (GAAP, $M) $519 - $524 Normalized growth YoY (a) 8% - 9% GAAP growth YoY 6% - 7% Normalized growth QoQ (b) 0.2% - 1.2% Adj. EBITDA Margin1 33% - 35% Notes: (a) Excludes ~210 bps of negative impact from currency movements and Jungle Disk divestiture (b) Minimal impact from currency movements and Jungle Disk divestiture 1. Reference the Appendix for reconciliation of non-GAAP financial measures

18 Guidance for 2016 2016 Guidance Revenue (GAAP, $M) $2,080 - $2,160 Normalized growth YoY (a) 6% - 10% GAAP growth YoY 4% - 8% Adj. EBITDA Margin1 (b) 33% - 35% Effective tax rate 35% Capital expenditure as % of Revenue 20% - 22% Notes: (a) Excludes ~210 bps of negative impact from currency movements and Jungle Disk divestiture (b) Excludes Jungle Disk-related gain on asset divestiture and one-time impacts 1. Reference the Appendix for reconciliation of non-GAAP financial measures

19 Net Income

20 Net Income and Net Income Margin $28 $28 $36 $31 $49 Q1 15 Q2 15 Q3 15 Q4 15 Q1 16 Net Income ($M) 5.7% 5.8% 7.0% 6.0% 9.4% Q1 15 Q2 15 Q3 15 Q4 15 Q1 16 Net Income Margin (%)

21 Appendix (Reconciliation of Non-GAAP Financial Measures)

22 Reconciliation of Non-GAAP Financial Measures Normalized Revenue Growth D Three Months Ended (In millions) Net Revenue Foreign Currency Translation Jungle Disk Adjustment Net Revenue in Constant Currency, adjusted for Jungle Disk March 31, 2016 $518.1 $6.4 $(0.2) $524.3 March 31, 2015 480.2 - (3.0) 477.2 Dollar Change $37.9 - - $47.1 Percent Change 7.9% - - 9.9 % March 31, 2016 $518.1 $5.7 $(0.2) $523.6 December 31, 2015 522.8 - (2.9) 519.9 Dollar Change (4.7) - - 3.7 Percent Change -0.9% - - 0.7 % March 31, 2015 $480.2 $10.9 - $491.1 March 31, 2014 421.0 - - 421.0 Dollar Change 59.2 - - 70.1 Percent Change 14.1% 16.6%

23 Reconciliation of Non-GAAP Financial Measures Normalized Revenue Growth D Three Months Ended (In millions) Net Revenue Foreign Currency Translation Jungle Disk Adjustment Net Revenue in Constant Currency, adjusted for Jungle Disk March 31, 2015 $480.2 $5.3 - $485.5 December 31, 2014 472.5 - - 472.5 Dollar Change $7.7 - - $13.0 Percent Change 1.6% - - 2.8 % December 31, 2015 $522.8 $6.3 - $529.1 December 31, 2014 472.5 - - 472.5 Dollar Change 50.3 - - 56.6 Percent Change 10.7% 12.0 % December 31, 2015 $522.8 $2.3 - $525.1 September 30, 2015 508.9 - - 508.9 Dollar Change 13.9 - - 16.2 Percent Change 2.8% 3.2%

24 Reconciliation of Non-GAAP Financial Measures Adjusted EBITDA – Quarterly Three Months Ended (In millions) March 31, 2012 March 31, 2013 March 31, 2014 March 31, 2015 December 31, 2015 March 31, 2016 Net Revenue $301.4 $362.2 $421.0 $480.2 $522.8 $518.1 Net Income $23.2 $27.3 $24.7 $27.5 $31.1 $48.8 Plus: Income taxes 12.8 14.8 13.0 13.0 23.1 23.0 Plus: Total other (income) expense 1.1 0.7 0.2 2.4 5.7 9.4 Plus: Depreciation and amortization 55.1 70.1 87.8 96.9 104.0 104.0 Plus: Share-based compensation expense 8.5 12.2 12.7 20.0 18.1 17.8 Less: Gain on sale - - - - - (24.5) Adjusted EBITDA $100.7 $125.1 $138.4 $159.8 $182.0 $178.5 Adjusted EBITDA margin 33.4% 34.5% 32.9% 33.3% 34.8% 34.5%

25 Reconciliation of Non-GAAP Financial Measures Adjusted EBITDA LTM Three Months Ended (In millions) June 30, 2015 September 30, 2015 December 31, 2015 March 31, 2016 LTM Net Revenue $489.4 $508.9 $522.8 $518.1 $2,039.2 Net Income $28.3 $35.5 $31.1 $48.8 $143.7 Plus: Income taxes 13.4 15.6 23.1 23.0 75.1 Plus: Total other (income) expense 0.5 3.9 5.7 9.4 19.5 Plus: Depreciation and amortization 97.7 101.3 104.0 104.0 407.0 Plus: Share-based compensation expense 20.4 19.6 18.1 17.8 75.9 Less: Gain on sale - - - (24.5) (24.5) Adjusted EBITDA $160.3 $175.9 $182.0 $178.5 $696.7

26 Reconciliation of Non-GAAP Financial Measures Adjusted Free Cash Flow Three Months Ended (In millions) March 31, 2012 March 31, 2013 March 31, 2014 March 31, 2015 December 31, 2015 March 31, 2016 Adjusted EBITDA $100.7 $125.1 $138.4 $159.8 $182.0 $178.5 Non-cash deferred rent 1.9 4.0 2.3 0.4 0.1 (0.3) Total capital expenditures (82.3) (125.4) (100.7) (90.2) (96.5) (78.8) Cash payments for interest, net of interest received (1.1) (1.1) (0.4) (0.3) (1.9) (1.7) Cash payments for income taxes, net of refunds (1.7) (3.8) (0.9) (3.8) (0.8) (3.6) Adjusted free cash flow $17.5 $(1.2) $38.7 $65.9 $82.9 $94.1

27 Reconciliation of Non-GAAP Financial Measures Non-GAAP EPS (In millions, except per share data) Three Months Ended March 31, 2015 Three Months Ended December 31, 2015 Three Months Ended March 31, 2016 Net Income $27.5 $31.1 $48.8 Adjustment: Share-based compensation expense 20.0 18.1 17.8 Gain on sale - - (24.5) Total Adjustments 20.0 18.1 (6.7) Income tax expense (benefit) (1) (6.5) (8.2) 2.1 Total adjustments, net of tax 13.5 9.9 (4.6) Non-GAAP net income $41.0 $41.0 $44.2 Net income per share ("GAAP EPS") Basic $0.19 $0.23 $0.37 Diluted $0.19 $0.23 $0.37 Non-GAAP net income per share ("Non-GAAP EPS") Basic $0.29 $0.31 $0.34 Diluted $0.28 $0.31 $0.34 Weighted average number of shares outstanding Basic 141.4 133.3 130.3 Diluted 144.2 134.2 131.0 (1) Based on the GAAP effective tax rate for the period.

28 Reconciliation of Non-GAAP Financial Measures Return on Capital (In millions) Three Months Ended March 31, 2015 Three Months Ended December 31, 2015 Three Months Ended March 31, 2016 Income from operations $42.9 $59.9 $81.2 Adjustment for gain on sale - - (24.5) Adjustment for build-to-suit lease impact (1) - (2.3) (2.2) Income from operations, adjusted $42.9 $57.6 $54.5 Effective tax rate 32.2% 42.6% 32.1 % Net operating profit after tax (NOPAT) $29.1 $33.1 $37.0 Net income $27.5 $31.1 $48.8 Total assets at period end $1,685.4 $2,014.2 $2,025.4 Add: Unamortized debt issuance costs (2) - 7.6 7.4 Less: Excess cash (3) (218.1) (422.0) (472.0) Less: Accounts payable and accrued expenses, accrued compensation and benefits, and income and other taxes payable (214.8) (205.6) (213.0) Less: Deferred revenue (current and non-current) (26.1) (31.2) (29.0) Less: Other non-current liabilities, deferred income taxes, deferred rent, and finance lease obligations for build-to-suit leases (286.3) (315.0) (313.6) Capital base $940.1 $1,048.0 $1,005.2 Average total assets $1,650.7 $1,881.7 $2,019.8 Average capital base $947.0 $1,052.8 $1,026.6 Return on assets (annualized) 6.7% 6.6% 9.7 % Return on capital (annualized) 12.3% 12.6% 14.4% (1) Reflects additional expense we would have expected to record if our build-to-suit lease arrangements had been deemed operating leases instead of finance lease obligations for build-to- suit leases. Calculated as the excess of estimated straight-line rent expense over actual depreciation expense for completed real estate projects under build-to-suit lease arrangements. (2) Amount recorded as a direct deduction from the carrying value of the long-term debt liability in the consolidated balance sheets. (3) Defined as the amount of cash and cash equivalents that exceeds our operating cash requirements, which is calculated as three percent of our annualized net revenue for the three months prior to the period end.

29 Reconciliation of Non-GAAP Financial Measures Average Revenue per Server Three Months Ended (In millions) December 31, 2015 March 31, 2016 Net Revenue $522.8 $518.1 Foreign currency translation - 5.7 Jungle Disk adjustment (2.9) (0.2) Net Revenue in Constant Currency, adjusted for Jungle Disk $519.9 $523.6 Beginning of quarter server count 118,654 118,177 End of quarter server count 118,177 116,507 Average server count 118,416 117,342 Average monthly net revenue per average server $1,472 $1,472 Average monthly net revenue in Constant Currency, adjusted for Jungle Disk per average server $1,464 $1,488